SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 12, 2002

The Allstate Corporation

(Exact Name of Registrant as Specified in Charter)
Delaware	1-11840	36-3871531

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2775 Sanders Road, Northbrook, Illinois (Address of Principal Executive Offices)		60062 (Zip Code)

Registrant's telephone number, including area code (847) 402-5000

Item 9.    Regulation FD Disclosure

        Furnished with this Form 8-K, as Exhibits 99.1 and 99.2, are the statements under oath provided on August 13, 2002 by Edward M. Liddy, Chairman of the Board, President and Chief Executive Officer, and Casey J. Sylla, Acting Vice President and Chief Financial Officer, of The Allstate Corporation, in accordance with the Securities and Exchange Commission's June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

        Also furnished with this Form 8-K, as Exhibits 99.3 and 99.4, are the certifications by Edward M. Liddy, Chairman of the Board, President and Chief Executive Officer, and Casey J. Sylla, Acting Vice President and Chief Financial Officer, of The Allstate Corporation, pursuant to 18 United States Code § 1350, that accompanied the Quarterly Report on Form 10-Q of The Allstate Corporation for the quarterly period ended June 30, 2002.

Item 7.    Financial Statements and Exhibits

(c)
Exhibits

Exhibit No.	Description
99.1	Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
99.2	Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
99.3	Certification Pursuant to 18 United States Code § 1350 of the Chief Executive Officer
99.4	Certification Pursuant to 18 United States Code § 1350 of the Chief Financial Officer

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ALLSTATE CORPORATION
Title:	/s/ SAMUEL H. PILCH
Name:	Samuel H. Pilch
Title:	Controller

August 13, 2002

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
99.2	Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
99.3	Certification Pursuant to 18 United States Code § 1350 of the Chief Executive Officer
99.4	Certification Pursuant to 18 United States Code § 1350 of the Chief Financial Officer

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